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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

              DECEMBER 13, 2001 (Date of earliest event reported)

                        Commission file number: 1-13171


                            EVERGREEN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                 COLORADO                                   84-0834147
     (State or other jurisdiction of                     (I.R.S. Employer
      incorporation or organization)                    Identification No.)


                          1401 17TH STREET, SUITE 1200
                             DENVER, COLORADO 80202
                    (Address of principal executive offices)
                                   (Zip code)

                                 (303) 298-8100
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

     On December 13, 2001, Evergreen Resources, Inc. announced that it had sold $100 million of senior convertible notes to qualified institutional investors in a private placement. The sale is expected to close on December 18, 2001. A copy of this press release is attached as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The following exhibit is filed herewith:

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
          EXHIBIT NO.    DESCRIPTION OF EXHIBIT
          -----------    ----------------------
             99.1        Press Release dated December 13, 2001

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Evergreen Resources, Inc.

                                        By: /s/ Kevin R. Collins
                                            ----------------------------
                                            Kevin R. Collins
                                            Vice President Finance
                                            and Chief Financial Officer


Date: December 17, 2001